Exhibit 23(a)




                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File Nos. 33-37175, 33-44541, 33-44542, 33-58613,
33-59253, 33-59255, 333-07949, 333-34135, 333-34161, 333-34165, 333-47847,
333-63711, 333-71595, and 333-37476), and Form S-3 (No. 333-78265) of Santa Fe
Snyder Corporation of our report dated June 27, 2000 relating to the financial statements of the Santa Fe Snyder Savings Investment Plan, that appears in this Form 11-K.

PricewaterhouseCoopers LLP

Houston, Texas
June 28, 2000